                     SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
14a-5(d)(2))

[   ]  Definitive Information Statement

                     FIRST TARGET ACQUISITION, INC.
                     ------------------------------
         (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and
0-11.

1)    Title of each class of securities to which transaction applies:  N/A.

2)     Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)     Proposed maximum aggregate value of transaction:  N/A.

5)     Total fee paid:  N/A.

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A


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                   FIRST TARGET ACQUISITION, INC.

                 210 West Fourth Street, Suite 101
               East Stroudsburg, Pennsylvania 18301
                            (570) 420-0318


                         INFORMATION STATEMENT


                   Special Meeting of Stockholders
                      to be held July 19, 1999


Purpose.
--------

     This Information Statement is furnished in connection with a special meeting of the stockholders of First Target Acquisition, Inc., a Nevada corporation (the "Company"), to be held on Monday, July 19, 1999, at 10:00 a.m. Eastern Daylight Time (the "Meeting"). The Meeting will be held at the offices of the Company, 210 West Fourth Street, East Stroudsburg, Pennsylvania 18301. This Information Statement and the accompanying Notice of
Special Meeting of Stockholders are first being mailed to stockholders on or about June 29, 1999. Only stockholders of record at the close of business on June 28, 1999 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     The only matter to be presented to the Meeting has been adopted by the unanimous resolution of the Board of Directors and is as follows:

     (a) To amend the Company's Articles of Incorporation to change the name of the Company from "First Target Acquisition, Inc." to "thatlook.com, Inc."

     On April 29, 1999, the Company and thatlook.com, Inc., a New
Jersey corporation ("thatlook.com"), and all of the stockholders of thatlook.com executed an Agreement and Plan of Reorganization (the "Plan"), whereby the Company acquired 100% of the outstanding securities of thatlook.com. The terms of the Plan were disclosed in a Current Report on Form 8-K, dated April 29, 1999, which was filed with the Securities and Exchange Commission on May 12, 1999, and amended May 24, 1999.

     Following the completion of the Plan, the operations of thatlook.com became the principal operations of the Company. Thatlook.com is engaged in the business of providing financing to elective surgery patients.
Thatlook.com maintains a web site which customers can use to locate a cosmetic surgeon in their area and finance their procedure in real time. Non-internet consumer financing transactions are performed at thatlook.com's headquarters in East Stroudsburg, Pennsylvania.

     Thatlook.com derives approximately 70% of its net revenue from marketing and management fees that are paid by member physicians.
Thatlook.com enters into management agreements with cosmetic surgeons, under which thatlook.com provides advertising, marketing, scheduling and other business office services, subject to the member physician's approval, for a yearly or monthly fee.

     Due to the substantial change in the Company's business direction following the Plan, management wishes to more properly reflect its business activities, and to eliminate the potential for confusion in this regard, by changing the Company's name to "thatlook.com." Management does not believe that the name change will have any material effect on the Company's operations.

     The Nevada Revised Statutes (the "Nevada Statutes") require the approval of stockholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation to change its name. See the caption "Voting Procedures," herein.

     The Company's directors and executive officers, who collectively own approximately 78% of the issued and outstanding voting securities of the Company as of the Record Date, have consented to vote for and adopt the resolution of the Board of Directors to amend the Company's Articles of Incorporation to change its name to "thatlook.com, Inc." No further votes are required, and none will be solicited. See the caption "Voting Securities and Principal Holders Thereof," herein.

     You are urged to attend the Meeting.

     Dissenters' Rights of Appraisal.
     --------------------------------

     The Nevada Statutes do not provide any dissenters' rights with respect to the amendment of a corporation's Articles of Incorporation to change its name. Therefore, no dissenter's rights of appraisal will be given in connection with the Company's name change.

THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES TO ADOPT, RATIFY AND APPROVE THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION PURSUANT TO WHICH THE COMPANY WILL CHANGE ITS NAME FROM "FIRST TARGET ACQUISITION, INC." TO "THATLOOK.COM, INC." NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of June 28, 1999, the Record Date for the determination of holders of the Company's common stock entitled to notice of and to vote at the Meeting and any adjournment thereof, a total of 11,079,998 shares of common stock were outstanding; such shares are entitled to a total of 11,079,998 votes on the matter to be voted on at the Meeting.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of the Record Date:

                              Positions      Number and Percentage
Name and Address              Held           of Shares Beneficially Owned
----------------              ----           ----------------------------

Gerard A. Powell              President         4,086,162 - 36.9%
210 W. Fourth Street, #101    Director
East Stroudsburg, PA 18301

Vincent J. Trapasso           Vice President    1,542,766 (1) - 13.9%
210 W. Fourth Street, #101
East Stroudsburg, PA 18301

Charlie Lynn Trapasso         Secretary/        1,542,766 (1) - 13.9%
210 W. Fourth Street, #101    Treasurer
East Stroudsburg, PA 18301

Saul S. Epstein               Director            495,849 - 4.5%
21 E. Dartmouth Road
Bala Cynwyd, PA 19004

Richard H. Gwinn              Director            901,543 - 8.1%
288 Hares Lane
Radnor, PA 19087

Terry Hardman                 Director            -0-
5525 S. 900 East, #110
Salt Lake City, UT 84117

Peter Gaskins            Director            110,000 - 1.0%
8119 Kloshe Court South
Salem, OR 97306

     (1) Mr. and Ms. Trapasso are husband and wife and the shares owned by each spouse may be deemed to be beneficially owned by the other.

Changes in Control.
-------------------

     The person who was then the sole director of the Company voted to approve the Plan on April 29, 1999. Under the Plan, the Company acquired all of the issued and outstanding common stock of thatlook.com in exchange for 9,990,000 "unregistered" and "restricted" shares of the Company's common stock. At the closing of the Plan, the following persons were elected to the Company's Board of Directors: Gerard A. Powell; Saul S. Epstein; Richard H. Gwinn; Terry Hardman; and Harold Jenson. This change of control was disclosed in the Company's Current Report on Form 8-K, dated April 29, 1999, which has previously been filed with the Securities and Exchange Commission.

     On May 21, 1999, Harold Jenson resigned from the Company's Board of Directors for personal reasons. This resignation was disclosed in the Company's Current Report on Form 8-K, dated May 25, 1999, which was filed with the Securities and Exchange Commission on May 28, 1999.

Voting Procedures.
------------------

     The presence of a majority of the shares of the Company's common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum.

     Under Nevada law, if a quorum exists, action on the change of the Company's name shall be approved if the votes cast in favor of the action exceed the votes cast against the action. Each stockholder will be entitled to one vote for each share of common stock held.

THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS COLLECTIVELY OWN SUFFICIENT VOTING SECURITIES OF THE COMPANY TO APPROVE THE AMENDMENT OF ITS ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM "FIRST TARGET ACQUISITION, INC." TO "THATLOOK.COM, INC." NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                              EXHIBITS

Ballot.

     A copy of a ballot accompanies this Information Statement commencing on page ____ hereof.

                               BALLOT

   Special Meeting of the Stockholders of First Target Acquisition, Inc.

     The undersigned stockholder of First Target Acquisition, Inc., a Nevada corporation (the "Company"), votes as follows with respect to the following matter proposed at the Special Meeting of Stockholders to be held July 19, 1999:

          (i) To amend the Company's Articles of Incorporation to change its name from "First Target Acquisition, Inc." to "thatlook.com, Inc."